EXHIBIT 10.1
                                                                    ------------

                               AMENDMENT NO. 1 TO
                        SECURITIES PURCHASE AGREEMENT AND
                        SHAREHOLDERS AND VOTING AGREEMENT


           This Amendment No. 1 to Securities Purchase Agreement and Shareholders and Voting Agreement ("Amendment") is made and entered into effective as of January 21, 2002, by and between PalWeb Corporation, a Delaware corporation, (the "Company") and the persons named as Purchasers on the signature page, collectively ("Purchaser"), (collectively, the "Parties" and each a "Party") with reference to the following circumstances:

                     A. On January 4, 2002, the Company and the Purchaser executed a Securities Purchase Agreement ("Securities Purchase Agreement") relating to the sale of up to 700,000 shares of Convertible Preferred Stock and Warrants to purchase up to an additional 210,000,000 shares of Common Stock.

                     B. At the time of execution of the Securities Purchase Agreement it was anticipated that the number of securities to be issued by the Company was a total of up 750,000 shares of Convertible Preferred Stock (rather than 700,000) and Warrants to purchase up to 225,000,000 shares of Common Stock (rather than 210,000,000) and it is desirable to amend the Securities Purchase Agreement and related documents to provide for the additional securities.

                     C. It is also desired to amend the Shareholders and Voting
            Agreement executed on January 4, 2002 to eliminate Hidalgo Trading Company, L.C. and Onward, LLC as parties because it was not intended that they be parties.

           In consideration of the premises and the mutual agreements contained herein, the Parties agree as follows:

                     1. DEFINED TERMS. Capitalized terms used herein have the same meaning as in the Securities Purchase Agreement.

                     2. SALE OF ADDITIONAL SECURITIES. In accordance with and subject to the terms and conditions set forth in the Securities Purchase Agreement, the Company shall sell to Westgate Investments, L.P. ("Westgate") and Westgate shall purchase from the Company additional securities consisting of 52,268 shares of Convertible Preferred Stock and Warrants to purchase 15,680,400 shares of Common Stock. Closing of the purchase shall occur simultaneously with the execution of this Agreement at which time Westgate shall deliver to the Company the purchase price of $522,680 and the Company shall deliver certificates for the shares and Warrants. The Company shall take such action as shall be necessary to amend the Certificate of Designation of the Convertible Preferred Stock to increase the number of shares from 700,000 to 750,000 and to increase the authorized number of Warrants.
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                     3. AMENDMENT TO SHAREHOLDERS AND VOTING AGREEMENT. In
           connection with the closing of the Securities Purchase Agreement, the Purchasers executed the Shareholders and Voting Agreement attached as Exhibit "C" to the Securities Purchase Agreement. The Purchasers executing the Shareholders and Voting Agreement included Hidalgo Trading Company, L.C. and Onward, LLC. Westgate has advised the Company that such entities should not have been parties to the Shareholders and Voting Agreement. Accordingly, the Parties hereby agree that the Shareholders and Voting Agreement is amended to delete Hidalgo Trading Company, L.C. and Onward, LLC as parties to such Agreement, so that such agreement will be solely between the Company and Westgate.

                     4. NO OTHER AMENDMENTS. Except as amended hereby, the terms and conditions of the Securities Purchase Agreement, the Shareholders and Voting Agreement and the other agreements between the Company and the Purchasers shall remain in full force and effect.

           The Parties have caused this Amendment to be duly executed as of the date first above written.

                        THE COMPANY:

                        PALWEB CORPORATION

                        By:  /s/ Paul A. Kruger
                            ---------------------------------------------------
                            Paul A. Kruger
                            Chief Executive Officer


                        THE PURCHASER:

                        WESTGATE INVESTMENTS, L.P.

                        By:  /s/ William W. Pritchard
                            ---------------------------------------------------
                            General Partner:  Westgate Capital Company, L.L.C.
                            By: William W. Pritchard, Manager

                        HIDALGO TRADING COMPANY, LC

                        By:  /s/ Paul A. Kruger
                            ---------------------------------------------------
                            Paul A. Kruger
                            Manager

                        ONWARD, LLC

                        By:  /s/ Paul A. Kruger
                            ---------------------------------------------------
                            Paul A. Kruger
                            Manager